UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 28, 2004


                          MoneyGram International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         001-31950                                      16-1690064
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  (Commission File Number)                   (IRS Employer Identification No.)

1550 Utica Avenue South, Minneapolis, Minnesota                      55416
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (952) 591-3000
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition
           ---------------------------------------------

On October 28, 2004, MoneyGram International, Inc. issued a press release reporting financial results for its third quarter ended September 30, 2004, a copy of which is furnished herewith as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MONEYGRAM INTERNATIONAL, INC.


                                          By:    /s/ Teresa H. Johnson
                                          --------------------------------------
                                          Name:  Teresa H. Johnson
                                          Title: Vice President, General Counsel
                                                 and Secretary

Date: October 28, 2004

                                  EXHIBIT INDEX

Exhibit No.           Description of Document
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   99.1               Press Release dated October 28, 2004